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                                            SUPPLEMENT DATED JUNE 9, 2006 TO THE
                                                PORTFOLIO ARCHITECT PLUS ANNUITY
                                                    PROSPECTUS DATED MAY 1, 2006

The following information supplements, and to the extent inconsistent therewith, replaces the information in the Portfolio Architect Plus Annuity prospectus. Please retain this supplement and keep it with the prospectus for future reference.

Effective for contracts issued on or after June 10, 2006, the Purchase Payment Credit increase described in the prospectus is rescinded. For contracts issued on or after June 10, 2006, for each Purchase Payment you make, we will add a credit to your Contract Value whenever the greater age of the Contract Owner or Annuitant is 80 or less at the time the Purchase Payment is received. The credit will equal 4.5% of the Purchase Payment.

June 9, 2006

Book 71-06